DRIVEN BY SCIENCE FOCUSED ON LIFE January 2022 Exhibit 99.1

Forward looking statements Certain statements included in this presentation (this “Presentation”) that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Nuvation Bio’s business strategies, cash resources, current and prospective product candidates, the potential therapeutic benefit of Nuvation Bio's product candidates, the expected timing of regulatory filings and clearance and clinical trial dose selection, initiation and data presentation, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the management team of Nuvation Bio and are not predictions of actual performance. Actual events and circumstances, many of which are beyond Nuvation Bio’s control, are difficult or impossible to predict and may cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the inherent uncertainty associated with pharmaceutical product development and clinical trials; the risk of unexpected emergence of adverse events or other undesirable side effects; delays in clinical trials due to difficulties or delays in the regulatory process, enrolling subjects or manufacturing or supplying product for such clinical trials; disruptions to normal business operations relating to the COVID-19 pandemic; the risk that Nuvation Bio will be unable to successfully market or gain market acceptance of its product candidates; the risk that Nuvation Bio’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Nuvation Bio has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; and developments in the competitive landscape. The risks and uncertainties facing Nuvation Bio are discussed more fully in its Quarterly Report on Form 10-Q filed with the SEC on November 10, 2021, under the heading "Risk Factors," and other documents that Nuvation Bio has filed or will file with the SEC. There may be additional risks that Nuvation Bio does not presently know, or that Nuvation Bio currently believes are immaterial, that could also cause actual results to differ from those anticipated by the forward-looking statements. In addition, forward-looking statements reflect Nuvation Bio's expectations, plans or forecasts of future events and views only as of the date of this Presentation. Nuvation Bio anticipates that subsequent events and developments will cause its assessments to change. However, while Nuvation Bio may elect to update these forward-looking statements at some point in the future, Nuvation Bio specifically disclaims any obligation to do so.

Recent accomplishments and potential 2022 milestones Recent Accomplishments First patient treated with NUV-422 in high grade glioma (HGG) trial in December 2020 Dose escalation ongoing in Phase 1 study in High Grade Glioma (HGG), breast and prostate cancer IND accepted for advanced Beast Cancer (aBC) Phase 1b combination study with fulvestrant and NUV-422 IND accepted for metastatic Castration-Resistant Prostate Cancer (mCRPC) Phase 1b combination study with enzalutamide and NUV-422 Fast track designation granted for NUV-422 in HGG Wee1 clinical development candidate, NUV-569, declared Bioavailable Drug-Drug conjugate (DDC) candidate in lead optimization Potential 2022 Milestones Identify Recommended Phase 2 dose (RP2D) for NUV-422: Initiate Phase 2 monotherapy dose expansion cohorts in recurrent Glioblastoma (rGBM), aBC and mCRPC Initiate combination Phase 1b studies in aBC and mCRPC Present initial data from Phase 1 NUV-422 dose escalation study Acceptance of IND for BETi NUV-868 and treatment of first patient in NUV-868 Phase 1 study in advanced solid tumors Submit Wee1 IND DDC Clinical Candidate Selection A2A Clinical Candidate Selection

rGBM HR+ aBC mCRPC Dec 2020 First patient dosed Phase 2 Initiation by Year End 2022 Phase 2 Initiation by Year End 2022 NUV-422 | CDK 2/4/6i

TUMOR GROWTH SIGNALING No Pharmacological Intervention CDK2 CDK4/6 CDK2 TUMOR GROWTH SIGNALING In Presence of First Generation CDK4/6 CDK2 Drives Resistance to CDK4/6 Inhibitors CDKN2A Deletion or alterations commonly Drive Cancer growth Through CDK2/4/6 CDK4/6 CDK2 CDK4/6 CDK2 Nuv-422 selectively targets CDK2 in addition to CDK4/6 and may prevent or reverse resistance CDK4/6 Inhibitors

1st Generation CDK 4 CDK 6 CDK 2 2 2 10000 4 2 2470 2 10 504 2nd Generation CDK 4 CDK 6 CDK 2 PF-06873600 2 4 0.3 NUV-422 2 1 7 CDK 1 2 73 CDK2/4/6 inhibition that avoids CDK1 may be associated with better efficacy and tolerability DRIVES EFFICACY CAUSES TOXICITY IC50 (nM) METASTATIC Monotherapy Label Adjuvant Setting X ? NATALEE X X PALLAS X PENELOPE-B ✓ ✓ monarch-E

Isocitrate dehydrogenase wild-type glioblastoma (IDHwt) rGBM COHORT 1: Up to 40 pts with measurable disease HR+/Her2- aBC post CDK4/6i COHORT 2: Up to 40 pts with measurable disease COHORT 4: Up to 40 pts with active brain mets mCRPC post Androgen Receptor Therapy (AR) & taxane COHORT 3: Up to 40 pts with measurable disease or rising PSA NUV-422-02 phase 1/2 monotherapy study PHASE 1 Dose Escalation PRIMARY OBJECTIVE: safety, tolerability, RP2D RP2D PHASE 2 in Multiple Tumor Types PRIMARY OBJECTIVE: efficacy HGG, HR+/HER2- aBC, and mCRPC Including Surgical Substudy in rGBM, and Dose Backfill* *Dose Backfill will enroll additional pts at cleared dose levels to further evaluate safety and PK Phase 1 Dose Escalation Data By Year End

Glioblastoma

CDKN2A deletion and CDK2 overexpression associated with worse survival in primary high-grade gliomas CDKN2A Deletion is Associated With Worse Survival1 CDK2 Expression Is Associated With Lower Overall Patient Survival2 (1) 1Appay et al., 2020 2Wang et al., 2016 CDKN2A -/- with MVP and or necrosis CDKN2A -/- without MVP and or necrosis CDKN2A wt with MVP and or necrosis CDKN2A wt without MVP and or necrosis

NUV-422 is superior to standard of care temozolomide in xenograft model of GBM Tumor Volume NUV-422 30 mg/kg PO QD

NUV-422-02 rGBM monotherapy phase 1/2 Phase 1 Dose Escalation Data By Year End PHASE 1 Dose Escalation PRIMARY OBJECTIVE: safety, tolerability, RP2D RP2D HGG, including rGBM Dose Escalation & Dose Backfill IDHwt rGBM CDKN2A known status Up to 40 patients Surgical Substudy: rGBM PRIMARY OBJECTIVE: PK of NUV-422 in resected tumor tissue Up to 30 patients randomized (2:1) PHASE 2 Dose Expansion PRIMARY OBJECTIVE: efficacy; ORR & DOR

Breast Cancer

NUV-422 has similarly strong potency in palbociclib-sensitive and palbociclib-resistant cells Cyclin E predicts resistance to palbociclib NUV-422 inhibits growth of palbociclib-resistant ER+ breast cancer cells with high CDK2/Cyclin E Proliferation Inhibition IC50 (nM) Compound Palbociclib-sensitive cells Palbociclib-resistant cells Cisplatin 11580 10070 Palbociclib 288 1401 NUV-422 229 325 Cyclin E1 PalboS PalboR CDK2 PalboS PalboR Low CCNE combo arm PFS 14.1m High CCNE combo arm PFS 7.6m 3

NUV-422 shows activity across ER+ breast cancer xenografts ER+ breast cancer xenograft ER+ CDK4/6 inhibitor and fulvestrant resistant patient derived breast cancer xenograft harboring an ESR1 mutation ER+ fulvestrant-resistant patient derived breast cancer xenograft NUV-422 30 mg/kg PO QD

NUV-422-02 2L+ aBC monotherapy phase 1/2 5 Phase 1 Dose Escalation Data By Year End PHASE 1 Dose Escalation PRIMARY OBJECTIVE: safety, tolerability, RP2D RP2D HR+/HER2- aBC 2L+ Dose Escalation & Dose Backfill HR+/Her2- aBC post CDK4/6i COHORT 2: Up to 40 pts with measurable disease HR+/Her2- aBC with Active Brain Mets post CDK4/6i COHORT 4: Up to 40 pts with measurable brain lesion PHASE 2 Dose Expansion PRIMARY OBJECTIVE: efficacy; ORR & DOR

NUV-422-03 phase 1b/2 aBC study NUV-422 in combination with fulvestrant Phase 1b Safety Run-in HR+/HER2- aBC Primary Endpoint: Safety; RP2cD Randomized Phase 2 HR+/HER2- aBC with prior CDK4/6i Primary Endpoint: ORR Stage 1: 20 pts Stage 1: 20 pts Randomize 2:1:1 Stage 2: ~50 pts NUV-422 monotherapy Expansion: Up to 100 pts NUV-422 + Fulvestrant Stage 2: Up to 50 pts Fulvestrant monotherapy Post PD may receive NUV-422 + FUL Stage 1: 20 pts Stage 2: Up to 50 pts Simon 2-stage design Phase 1b Initiation Mid-2022 HR+/HER2- aBC with prior CDK4/6i NUV-422 Dose Escalation + Fulvestrant (SOC Dose) RP2cD RP2cD: Recommended Phase 2 Combination Dose FUL: Fulvestrant

Additional xenograft data suggests broad potential for NUV-422 in endocrine-independent breast cancer Tumor Volume (mm3) Days Tumor Volume Days ER-Negative/HER2-Positive Breast Cancer Xenograft Vehicle NUV-422 Tucatinib NUV-422 + tucatinib Tumor Volume (mm3) Vehicle NUV-422 Tucatinib NUV-422 + tucatinib NUV-422 + tucatinib + fulvestrant ER-Positive/HER2-Positive Breast Cancer Xenograft Fulvestrant NUV-422 30 mg/kg PO QD

Prostate Cancer

Advanced prostate cancer is associated with CDK2 overexpression Role of CDK2/4/6 in mCRPC 1 Brighi et al, 2021; Schiewer et al, 2012 2Yin, et al 2018 3 Jorda et al, 2018]. CDK2 expression increases with progression of prostate cancer and is associated with worse prognosis2 CDK2 can phosphorylate and activate AR3 Overexpression of CDK2 is associated with high probability of recurrence2 Critical role of CDK2 as an escape mechanism for G1/S cell cycle targeting provides rationale for targeting CDK2 in addition to CDK4/61

NUV-422 causes tumor regression in an enzalutamide-resistant patient derived prostate tumor xenograft Individual animal tumor volume NUV-422 30 mg/kg PO QD

NUV-422 shows activity in a prostate cancer model resistant to standard of care Prostate cancer ARV-7 xenograft that is resistant to standard of care anti-androgen therapies NUV-422 30 mg/kg PO QD

NUV-422-02 mCRPC monotherapy phase 1/2 Phase 1 Dose Escalation Data By Year End PHASE 1 Dose Escalation PRIMARY OBJECTIVE: safety, tolerability, RP2D RP2D Recurrent/Refractory mCRPC Dose Escalation & Dose Backfill PHASE 2 Dose Expansion PRIMARY OBJECTIVE: efficacy; ORR & DOR; PSA Decline mCRPC post AR & taxane COHORT 3: Up to 40 pts with measurable disease or rising PSA

NUV-422-04 phase 1b/2 study in mCRPC: NUV-422 combination with enzalutamide

Phase 1b Safety Run-in

mCRPC

Primary Endpoint: Safety; RP2cD

mCRPC with prior abiraterone acetate

NUV-422 Dose Escalation + Enzalutamide (SOC Dose)

Phase 1b Initiation Mid-2022

RP2cD

Phase 2

mCRPC: Measurable & Unmeasurable Disease

Primary Endpoint: ORR; PSA Response Rate

Overall Cohort
NUV-422 RP2cD
+ Enzalutamide
(n=20)

If 20-patient assessment provides preliminary evidence of efficacy with favorable benefit/risk after Sponsor/IDMC review

Measurable Disease Subcohort
Expand to a minimum of 20 patients

Overall Cohort
Expand to a minimum of 40 patients

RP2cD: Recommended Phase 2 Combination Dose
FUL: Fulvestrant
Overall Cohort includes Measurable and Unmeasurable mCRPC

23

NUV-868 | BETi Advanced Solid Tumors Phase 1 Initiation Mid-2022

BET: Bromodomain and extra-terminal motif proteins BET are a family of proteins (e.g., BRD4) with two bromodomains (BD1 and BD2)1 BET family of proteins have critical biological functions and are found to be altered in many human cancers2 BET proteins play a critical role in gene transcription1 To date, BET inhibitors have largely focused on targeting both BD1 and BD2 Non-selective BD1/2-inhibitors in development have been associated with tolerability issues, potentially due to BD1 inhibition3 Several BET inhibitors have advanced to clinical studies, but development has been limited due to PK, toxicity, or lack of efficacy4 Potential strategies to overcome development challenges include investigating BET inhibitors in combination and developing BET inhibitors with BD2 selectivity 1Taniguchi, 2016 2 Bechter and Schoffski, 2020 3Faivre et al 2020 4Sun et al, 2021

BET: Bromodomain and extra-terminal motif proteins BET are a family of proteins with two bromodomains (BD1 and BD2) BET proteins can induce the expression of a number of oncogenes, including MYC – an oncogene that cannot be targeted directly with a drug To date, BET inhibitors have largely focused on targeting both both domains (BD1 and BD2) Non-selective BD1/2-inhibitors in development have been associated with tolerability issues, potentially due to BD1 inhibition1 NUV-868 is a highly selective BD2 vs BD1 BET inhibitor Selective BD2 vs BD1 inhibition can potentially improve tolerability but has been difficult to achieve Selective BD2 inhibitors have the potential to block many oncogenes, including c-myc 1. Faivre et al 2020; 2. Various assays used; 3. Internal Nuvation Bio data; 4. https://ash.confex.com/ash/2020/webprogram/Paper140138.html; 5. .https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5474678/; 6. https://www.nature.com/articles/s41388-018-0150-2; 7. 2016-EORTCposter-ZenithEpigenetics.pdf BRD4 Affinity2 BD2 BD1 Selectivity NUV-868 2 2920 1460x ABBV-7443 1.05 340 234x PLX-28534 Modest BD2 selectivity CPI-06103 17 85 5x ABBV-0751 3 11 3.7x MK-8628/OTX-0155 17 26 1.5x BI-8949996 41 5 0.1x ZEN-36947 Non-selective

NUV-868 inhibits tumor growth by down regulating tumor promoting genes BCL-2 and MYC and up regulating tumor suppressor Hexim-1 Pharmacodynamic Markers AML CDX Tumor Volume AML CDX Tumor Volume Veh NUV-868 Veh NUV-868 Veh NUV-868 Bcl-2 cMyc Hexim-1

High selectivity for BD2 over BD1 significantly reduces the gut toxicity observed with other nonselective BET inhibitors NUV-868 (BD2 Selective) May Avoid GI Toxicity ABBV-075 (Dual BD1 / BD2) Vehicle NUV-868 Treatment of mice for 10 days with BD2 selective compound NUV-868 shows no evidence of goblet cell loss Vehicle ABBV-075 A non-selective inhibitor (ABBV-075) leads to marked reduction in rat small intestine goblet cells1 1Faivre et al 2020 Nat 578

NUV-868 causes tumor reductions in an enzalutamide-resistant patient-derived prostate cancer xenograft model Enzalutamide-resistant prostate cancer xenograft NUV-868 20 mg/kg QD

BET inhibitors (BRD4) cause sensitization of HR-proficient cancers to PARP-inhibitors

Combination of NUV-868 + olaparib increases double stranded DNA breaks (γH2AX) in an HR-proficient ovarian tumor model NUV-868 20 mg/kg QD

NUV-569 | WEE1i Advanced Solid Tumors IND Submission by Year End 2022

TUMOR GROWTH REPLICATING DAMAGED DNA CAUSES CELL DEATH Arrest their own replication Give them time to fix their damaged DNA Turn off their Wee1 to re-initiate growth Wee1 Checkpoint Wee1 Checkpoint Wee1 Checkpoint Wee1 Checkpoint Wee1 Inhibitor Wee1 Inhibitor Tumors activate their Wee1 checkpoint to: Wee1 inhibitors may potentiate any therapy that causes DNA damage (chemotherapy or radiation) Therapy Therapy Potentiate the effects of DNA damaging therapies by forcing replication of damaged DNA Wee1 inhibitors increase the efficacy of DNA-damaging therapies by forcing cancers to replicate before they can repair their DNA

PLK1 is a ubiquitous cell kinase that may be responsible for gut and bone marrow toxicity NUV-569’s Highly Potent and Selective profile = less toxicity Compound Wee1 PLK1 IEC6 NUV-569 7 687 2362 AZD1775 4 15 251 IC50 (nM) NUV-569 is highly potent against Wee1 but avoids PLK1 unlike AZD1775 10X reduced potency on rat gut epithelial cells (IEC6), relative to AZD1775, suggests these new compounds have significantly improved tolerability

NUV-569 synergizes with SOC gemcitabine in pancreatic cancer cells and carboplatin in breast cancer cells to enhance cancer cell death Pancreatic Cancer Cell Lines Cell inhibition (%) Breast Cancer Cell Lines Cell inhibition (%)

NUV-569 further enhances cancer cell death in combination with both gemcitabine and radiation Pancreatic Cancer Cell Line Cell inhibition(%)

NUV-569 synergizes with SOC carboplatin and gemcitabine to inhibit tumor growth in breast cancer xenografts Tumor Volume Tumor Volume (mm3) Tumor Volume (mm3) Vehicle Carboplatin NUV-569 70 mg/kg + carbo NUV-569 30 mg/kg + carbo Vehicle Gemcitabine NUV-569 70mg/kg + gemcitabine Days Days

Drug-Drug Conjugate (DDC) Platform Solid Tumors Clinical Candidate Selection By Year End 2022

Drug-Drug Conjugates Tissue-selective targeting improves therapeutic index vs. untargeted warhead Oral or IV delivery Binds intracellular and cell membrane targets Highly cell permeable Simpler and less expensive to manufacture Antibody-Drug Conjugates Improves therapeutic index vs. untargeted warhead IV delivery Limited to cell-surface targets Complex and expensive manufacturing Antibody-Drug Conjugate The drug-drug conjugate (DDC) platform is a potentially revolutionary advance beyond ADCs Drug-Drug Conjugates

Drug Target X Drug Target Y Drug X Drug Target X Drug X Drug Y Drug Y Fuse Binding Domains TWO SEPARATE DRUGS/ TWO SEPARATE TARGETS DDCs are designed to bind TWO different targets simultaneously Drug Target Y

PARP AR PARP TWO SEPARATE DRUGS/ TWO SEPARATE TARGETS PARP Inhibitory Warhead AR Targeting Small Molecule Fuse Binding Domains NUV-1156 is a novel drug-drug conjugate that targets AR and PARP AR

NUV-1156 targets high AR-expressing tissue like prostate cancer and avoids low AR-expressing tissue like bone marrow and GI tract Bone Marrow Duodenum Small Intestines Colon Testis Prostate Epididymis Seminal Vesicle Fallopian Tube Breast Cervix, Uterine Endometrium Androgen Receptor Expression Level Low AR expression in gut and bone marrow, the organs most affected by PARP toxicity High Medium Low Not Detected SCORE

NUV-1156 DDC potently kills prostate cancer cells resistant to current standards of care Cell Proliferation IC50 (nM) >30,000 7844 6152 NUV-1156 (PARP-AR DDC) 201 +

NUV-1156 is >100-fold more potent at inhibiting cell growth in prostate cancer 22RV1 cells than in IEC6 gut epithelial cells Approved PARP inhibitors have high rates of GI toxicity

Unlike current PARP inhibitors, NUV-1156 kills HR-Deficient and HR-proficient cancer cell lines with equally high potency NUV-1156 >$7B IN 2025 PROJECTED SALES HR-DEFICIENT 1/3 OF HR-DEPENDENT TUMORS HR-PROFICIENT 2/3 OF HR-DEPENDENT TUMORS

ER protein expression is limited to female sex organs; Low ER expression in sites of PARP-related toxicity like bone marrow and GI tract Bone Marrow Duodenum Small Intestines Colon Smooth Muscle Fallopian Tube Breast Vagina Cervix, Uterine Endometrium Estrogen Receptor Expression Level Low ER expression in gut and bone marrow, the organs most affected by PARP toxicity High Medium Low Not Detected SCORE

NUV-1176, an ER-targeted DDC, potently kills both HR-D and HR-P ER+ breast cancer cells without killing healthy gut epithelial cells

NUV-1511, a DDC derivative of a widely used chemo agent, suppresses prostate and breast cancer growth in xenografts 48 Prostate Cancer CDX Tumor Volume ER+ Breast Cancer CDX Tumor Volume

Adenosine Antagonist Advanced Solid Tumors with IO Clinical Candidate Selection by Year End 2022

NUV-1182, an A2A adenosine receptor inhibitor, boosts immune function and may enhance the efficacy of IO-targeted therapies

- NUV-1182 targets the A2A adenosine receptor
- A2A adenosine receptor plays multiple critical roles in human physiology and pathophysiology including anti-cancer immunity
- Accumulation of adenosine in the tumor microenvironment may be a critical factor in limiting the activity of currently available immune-oncology drugs, including anti-PD1/PD-L1 drugs and anti-cancer chimeric T cells.
- Targeting A2A may overcome this blockade, leading to improved anti-cancer activity in tumors which are resistant to immuno-oncology drugs and T cell therapies.

NUV-1182 is a potent and selective A2A vs A1 adenosine receptor inhibitor

IC50 (nM)	AZD4635	CPI444	AB928	NUV-115	NUV-035	NUV-1182
A2A binding	~20	~7	~3	~1	~3	~3
A1 binding	>300	>100	>10	~2	~10	>200
A2A Selectivity (A2A/A1)	~20	~15	~10	~2	~4	>75
A2A cAMP (40 nM NECA)	>100	>50	>10	>10	>10	>50

50

Nuvation A2A inhibitors increase the anti-tumor activity of immune checkpoint inhibitors in an in vivo melanoma xenograft model

Upcoming Milestones & Summary

Broad wholly-owned pipeline leveraging and improving upon validated drug mechanisms heading into multiple clinical trials/indications Program Product Candidate Potential Indication(s) Current Stage Anticipated Milestones Program Product Candidate Potential Indication(s) Potential Indication(s) Preclinical Phase 1 Phase 2 Anticipated Milestones CDK 2/4/6 NUV-422 Glioblastoma Recurrent GB Phase 1 Dose Escalation Data by Year End 2022; Phase 2 Initiation by Year End 2022 Breast Cancer 2L + aBC Mono Phase 2 Initiation by Year End 2022 2L+ aBC Brain Mets Phase 2 Initiation by Year End 2022 2L/3L aBC + Fulvestrant Phase 1b Initiation Mid-2022 Prostate Cancer mCRPC Mono Phase 2 Initiation by Year End 2022 mCRPC + Enza Phase 1b Initiation Mid-2022 BET NUV-868 Advanced Solid Tumors Acute Myeloid Leukemia/solid tumors Phase 1 Initiation Mid-2022 WEE1 NUV-569 Advanced Solid Tumors Pancreatic Cancer/other solid tumors IND Submission by Year End 2022 Adenosine Antagonist A2A Advanced Solid Tumors with IO Solid Tumors with IO Clinical Candidate Selection by Year End 2022 Drug-Drug Conjugate (DDC) Platform DDC Solid tumors Prostate Cancer Clinical Candidate Selection by Year End 2022

Upcoming catalysts across multiple programs 1H22 2H22 2023 CDK2/4/6 Initiate Phase 1b combo study in HR+ aBC Initiate Phase 1b combo study in mCRPC Phase 1 Dose Escalation Data Phase 2 Mono Initiation for rGB, HR+ aBC, & mCRPC Present First Efficacy Data from High-grade Glioma trial BET Phase 1 Initiation WEE1 IND Submission A2A Clinical Candidate Selection Initiate Ph1 in Pancreatic Cancer and/or solid tumors DDC Clinical Candidate Selection

Committed team tackling the greatest unmet needs in oncology Broad Wholly-Owned Pipeline 3 INDs cleared for NUV-422, a CDK2/4/6 inhibitor, with ongoing studies in brain, breast and prostate cancer NUV-868, a BD2 selective BET inhibitor, entering the clinic for solid tumors Nuv-569, a selective Wee1 inhibitor, declared a clinical candidate A2A and DDC candidates advancing Comprehensive IP protection Strong Cash Position ~$765 million as of December 2021 Enables a world-class drug development team to rapidly pursue clinical development of multiple portfolio therapeutic candidates Experienced Biotech Leadership Team Founded in 2018 by Dr. David Hung, previously the founder and CEO of Medivation and successful developer of major oncology drugs (XTANDI & TALZENNA) Best-in-class Drug Candidate Profiles Leveraging and Improving Validated Drug Mechanisms Potential for better efficacy and tolerability Mechanisms that target multiple tumor types Potential for accelerated approval pathways